Convertible Preferred Stock	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
Convertible Preferred Stock
16. Convertible Preferred Stock
Prior to December 31, 2020, Old Hippo issued Series A-1, A-2, B, C, D, and E convertible preferred stock. There were no new issuances of preferred stock during the year ended December 31, 2021, other than the exercise of preferred stock warrants noted below.
Upon the Closing of the Business Combination, after the exercise of preferred stock warrants, all outstanding shares of Old Hippo’s preferred stock automatically converted into 323,232,349 shares of the Company’s common stock after giving effect to the Exchange Ratio. See Note 2, Business Combinations for additional information on the Business Combination.
The following tables summarize the authorized, issued and outstanding convertible preferred stock of the Company (in millions, except share and per share data):

	December 31, 2020
	Issuance Price Per Share	Authorized Shares	Shares Issued and Outstanding	Net Carrying Value	Liquidation Preference
Preferred A-1 Stock	$0.56965	40,959,815	40,959,815	$3.4	$3.4
Preferred A-2 Stock	1.57432	48,790,097	48,590,772	10.9	11.0
Preferred B Stock	3.59757	48,326,627	48,326,627	24.9	25.0
Preferred C Stock	7.04471	69,101,902	69,101,895	56.1	70.0
Preferred C-1 Stock	11.74119	17,145,581	—	—	—
Preferred D Stock	15.16420	45,860,183	45,860,183	99.8	100.0
Preferred E Stock	19.66420	53,048,255	53,048,151	149.7	150.0

Total		323,232,460	305,887,443	$344.8	$359.4

Although the convertible preferred stock was not mandatorily or currently redeemable, a liquidation or winding up of the Company, a merger or consolidation, or a sale of substantially all the Company’s assets would have constituted a redemption event not solely within the Company’s control. Therefore, all shares of convertible preferred stock have been presented outside of permanent equity.
Preferred Stock Warrant Liabilities
In connection with obtaining a line of credit in March 2017, Old Hippo issued 28,662 warrants to purchase Series A-2 Preferred Stock. The warrants vested immediately and were exercisable up to March 13, 2027.
In connection with the issuance of Series C Preferred Stock, in October 2018, Old Hippo issued to an investor 2,465,454 warrants to purchase Series C-1 Preferred Stock. The warrants are exercisable upon vesting. In April 2020, the warrants were fully vested. The warrants will expire at the earliest of a deemed liquidation event, stock sale, or October 25, 2022.
In August 2021, prior to the Business Combination, the holders exercised their warrants for 2,494,116 shares of Old Hippo preferred stock. After giving effect to the Exchange Ratio upon the Closing of the Business Combination, the 2,494,116 shares of Old Hippo preferred stock converted into 17,344,906 shares of the Company’s common stock.

Warrants to purchase shares of redeemable convertible preferred stock were classified as a liability as the underlying redeemable convertible preferred stock was not considered redeemable and would have required us to transfer assets upon exercise. The warrants were recorded at fair value upon issuance and are subject to remeasurement to fair value at each balance sheet date. The preferred stock warrant liability is remeasured at each reporting period end with changes in fair value upon remeasurement being recorded within interest and other (income) expense in the consolidated statements of operations and comprehensive loss. See Note 5, Fair Value Measurement for additional information on the fair value of preferred stock warrant liability.
Prior to the Business Combination on August 2, 2021, the aggregate fair value of the preferred stock warrant liability was determined based on significant inputs not observable in the market, which represents a Level 3 measurement within the fair value hierarchy.
The Company used the Black-Scholes-Merton option-pricing model, which incorporates assumptions and estimates, to value the preferred stock warrants. Estimates and assumptions impacting the fair value measurement include the fair value per share of the underlying shares of the Company’s Series A-2 and Series C-1 convertible preferred stock, risk free interest rate, expected dividend yield, expected volatility of the price of the underlying preferred stock, and an expected term of the preferred stock warrants.
The most significant assumption impacting the fair value of the preferred stock warrants is the fair value of the Series A-2 and C-1 Preferred Stock as of each remeasurement date. The Company determined the fair value per share of the underlying preferred stock by taking into consideration the most recent sales of its preferred stock, results obtained from third-party valuations, and additional factors that were deemed relevant. The Company used the fair value of its common share per the Business Combination to mark to market the value the warrants upon exercise immediately prior to the Business Combination.
The following assumptions were used in determining fair value of the convertible preferred stock warrant liabilities:

December 31, 2020
Fair value of Series A-2 Preferred Stock	$18.25
Fair value of Series C-1 Preferred Stock	$20.09
Exercise price A-2 Preferred Stock	$1.57
Exercise price C-1 Preferred Stock	$11.74
Expected term (in years)	1.8-6.2
Expected volatility	29.0%-40.7%
Risk-free interest rate	0.1%-0.5%
Expected dividend yield	—%